                                                                    Exhibit 10.3

                                  $100,000,000

                               ANTEON CORPORATION

                     12% SENIOR SUBORDINATED NOTES DUE 2009

                               PURCHASE AGREEMENT

                                                                     May 6, 1999

CREDIT SUISSE FIRST BOSTON CORPORATION
DEUTSCHE BANK SECURITIES INC.,
LEGG MASON WOOD WALKER, INCORPORATED
  c/o Credit Suisse First Boston Corporation
  Eleven Madison Avenue,
  New York, N.Y. 10010-3629

Dear Sirs:

      1. INTRODUCTORY. Anteon Corporation, a Virginia corporation (the "COMPANY"), proposes, subject to the terms and conditions stated herein, to issue and sell to the several initial purchasers named in Schedule A hereto (the "INITIAL PURCHASERS") U.S.$100,000,000 principal amount of its 12% Senior Subordinated Notes Due 2009 (the "NOTES"). The Notes will be unconditionally guaranteed on a senior subordinated basis by Vector Data Systems, Inc. and Techmatics, Inc., each a Virginia corporation (the "SUBSIDIARY GUARANTORS"), and each subsequently organized domestic subsidiary of the Company (such guaranties, together with the Notes, the "OFFERED SECURITIES"). The Offered Securities will be issued under an indenture dated as of May 11, 1999 (the "INDENTURE"), among the Company, the Subsidiary Guarantors and IBJ Whitehall Bank & Trust Company, as trustee (the "TRUSTEE"). The United States Securities Act of 1933 is herein referred to as the "SECURITIES ACT".

      The Offered Securities are being issued and sold in connection with (i) the consummation of the acquisition (the "ACQUISITION") of all shares of common stock issued and outstanding of Analysis & Technology, Inc., a Connecticut corporation ("A&T"), pursuant to an agreement and plan of merger dated March 7, 1999, among the Company, Buffalo Acquisition Corporation, a Connecticut corporation and a wholly-owned subsidiary of the Company ("BUFFALO"), and A&T (the "MERGER AGREEMENT") and (ii) the refinancing of all existing bank indebtedness of the Company and A&T. To consummate the Acquisition and the refinancing, (1) the Company will issue the Offered Securities, (2) the Company will enter into a credit agreement in an aggregate principal amount of $170.0 million (together with related guarantees and security agreements, the "CREDIT AGREEMENT") and (3) Caxton-Iseman Capital, Inc. and/or an affiliate (collectively, "CIC") will contribute or cause to be contributed not less than $22.5 million in cash in exchange for an equity interest in the Company. The consummation of the Acquisition is expected to occur in June 1999.

      On the Closing Date (as defined below), the net proceeds from the sale of the Offered Securities (the "ESCROW FUNDS") will be deposited with IBJ Whitehall Bank & Trust Company, as escrow agent (the "ESCROW AGENT"), pursuant to the terms of an escrow agreement (the "ESCROW AGREEMENT"). The Escrow Funds shall be withdrawn and paid out pursuant to the terms of the Escrow Agreement.

      Holders (including subsequent transferees) of the Offered Securities will be entitled to the benefit of a Registration Rights Agreement of even date herewith (the "REGISTRATION RIGHTS AGREEMENT"), among the Company, the Subsidiary Guarantors and the Initial Purchasers, pursuant to which the Company will be obligated to file with the Securities and Exchange Commission (i) a registration statement under the Securities Act registering an issue of senior subordinated notes of the Company (the "EXCHANGE NOTES") which shall be identical in all material respects to the Offered Securities (except that the Exchange Notes will not contain terms with respect to transfer restrictions) and
(ii) under certain circumstances, a shelf registration statement pursuant to Rule 415 under the Securities Act.
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      This Agreement, the Registration Rights Agreement, the Indenture and the
Escrow Agreement are referred to herein collectively as the "OPERATIVE DOCUMENTS". The Merger Agreement, all other operative agreements relating to the Acquisition and CIC's equity contribution, if any, and the Credit Agreement are referred to herein collectively as the "TRANSACTION DOCUMENTS".

      The Company and the Subsidiary Guarantors hereby agree with the several Initial Purchasers as follows:

      2. REPRESENTATIONS AND WARRANTIES OF THE COMPANY AND THE SUBSIDIARY GUARANTORS. The Company and the Subsidiary Guarantors jointly and severally represent and warrant to, and agree with, the several Initial Purchasers that:

            1. A preliminary confidential offering circular and a confidential offering circular relating to the Offered Securities to be offered by the Initial Purchasers have been prepared by the Company. Such preliminary offering circular and offering circular, as supplemented as of the date of this Agreement, together with any other document approved by the Company for use in connection with the contemplated resale of the Offered Securities are hereinafter collectively referred to as the "OFFERING DOCUMENt". As of its respective dates, the Offering Document does not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The preceding sentence does not apply to statements in or omissions from the Offering Document based upon written information furnished to the Company by any Initial Purchaser through Credit Suisse First Boston Corporation ("CSFBC") specifically for use therein, it being understood and agreed that the only such information is that described as such in Section 7(b).

            2. The Company has been duly incorporated and is an existing corporation in good standing under the laws of the State of Virginia, with power and authority (corporate and other) to own its properties and conduct its business as described in the Offering Document; and the Company is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification, except where the failure to so qualify or to be in good standing, singly or in the aggregate, would not result in a material adverse effect on the condition (financial or other), business, properties or results of operations of the Company and its subsidiaries taken as a whole (a "MATERIAL ADVERSE EFFECT") .

            3. Each subsidiary of the Company has been duly incorporated and is an existing corporation in good standing under the laws of the jurisdiction of its incorporation, with power and authority (corporate and other) to own its properties and conduct its business as described in the Offering Document; and each subsidiary of the Company is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification, except where the failure to so qualify or to be in good standing, singly or in the aggregate, would not result in a Material Adverse Effect; all of the issued and outstanding capital stock of each subsidiary of the Company has been duly authorized and validly issued and is fully paid and nonassessable; and the capital stock of each subsidiary owned by the Company, directly or through subsidiaries, is owned free from liens, encumbrances and defects, other than liens created pursuant to the Company's existing senior credit facility. Other than the Subsidiary Guarantors, the Company has no significant subsidiaries within the meaning of Rule 1-02(w) of Regulation S-X under the Securities Act.

            4. The Indenture has been duly authorized by the Company and the Subsidiary Guarantors; the Offered Securities have been duly authorized; and when the Offered Securities are delivered and paid for pursuant to this Agreement on the Closing Date (as defined below), the Indenture will have been duly executed and delivered, such Offered Securities will have been duly executed, authenticated, issued and delivered and the Indenture and such Offered Securities will constitute valid and legally binding obligations of the Company and the Subsidiary Guarantors, enforceable in accordance with their terms, except to the extent that enforcement thereof may be limited by (i) bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights generally and (ii) to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law); and the Offered Securities conform in all material respects to the description thereof contained in the Offering Document.


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            5. Each of the Registration Rights Agreement and the Escrow
      Agreement has been duly authorized by the Company and the Subsidiary Guarantors, as appropriate, and, when executed and delivered by the parties thereto, will constitute a valid and legally binding obligation of the Company and the Subsidiary Guarantors, as appropriate, enforceable in accordance with its terms, except (A) to the extent that enforcement thereof may be limited by (i) bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights generally and (ii) to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law) and (B) with respect to the Registration Rights Agreement, any rights to indemnity and contribution may be limited by Federal and state securities laws and public policy considerations; and the Registration Rights Agreement and the Escrow Agreement conform in all material respects to the descriptions thereof contained in the Offering Document.

            6. Each of the Transaction Documents has been or will be duly authorized by the Company, Buffalo and the Subsidiary Guarantors , as appropriate, and will conform in all material respects to the description thereof in the Offering Document and, when executed and delivered by the parties thereto, will constitute a valid and binding obligation of the Company, Buffalo and the Subsidiary Guarantors, as appropriate, enforceable against the Company and the Subsidiary Guarantors, as appropriate, in accordance with its terms, except to the extent that enforcement thereof may be limited by (i) bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights generally and (ii) to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law). The Company will advise the Initial Purchasers of any material developments relating to the Transaction Documents and, within one business day of the Acquisition closing date, deliver to the Initial Purchasers a true and correct copy of the Transaction Documents in the form originally executed.

            7. Except as disclosed in the Offering Document, there are no contracts, agreements or understandings between the Company and any person that would give rise to a valid claim against the Company or any Initial Purchaser for a brokerage commission, finder's fee or other like payment in connection with the transaction contemplated by this Agreement.

            8. Except as set forth in the Offering Document and assuming the accuracy of the representations, warranties and agreements of the Initial Purchasers under Section 4 of this Agreement, no consent, approval, authorization, or order of, or filing with, any governmental agency or body or any court is required for the consummation of the transactions contemplated by this Agreement in connection with the issuance and sale of the Offered Securities by the Company.

            9. The execution, delivery and performance of the Operative Documents and the Transaction Documents, and the issuance and sale of the Offered Securities and compliance with the terms and provisions thereof by the Company, Buffalo and the Subsidiary Guarantors and, as appropriate, will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, any statute, rule, regulation or order of any governmental agency or body or any court, domestic or foreign, having jurisdiction over the Company or any subsidiary of the Company or any of their properties, or any agreement or instrument to which the Company or any such subsidiary is a party or by which the Company or any such subsidiary is bound or to which any of the properties of the Company or any such subsidiary is subject, or the charter or by-laws of the Company or any such subsidiary, except for such breaches, violations or defaults that, singly or in the aggregate, would not result in a Material Adverse Effect; and the Company and the Subsidiary Guarantors have the necessary power and authority to authorize, issue and sell the Offered Securities and the guaranties thereof, respectively, as contemplated by this Agreement.

            10. To the knowledge of the Company and the Subsidiary Guarantors, the execution, delivery and performance by A&T and CIC, as appropriate, of the Transaction Documents and compliance with the terms and provisions thereof will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, any statute, rule, regulation or order of any governmental agency or body or any court, domestic or foreign, having jurisdiction over A&T or CIC or any of their properties, or any agreement or instrument to which A&T or CIC is a party or by which A&T or CIC is bound or to which any of their properties is subject, or the charter or by-laws of A&T or CIC.


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

            11. This Agreement has been duly authorized, executed and delivered by the Company and the Subsidiary Guarantors.

            12. Except as disclosed in the Offering Document, the Company and its subsidiaries have good and marketable title to material properties and all other material real properties and assets owned by them, in each case free from liens, encumbrances and defects that would materially affect the value thereof or materially interfere with the use made or proposed to be made thereof by them; and except as disclosed in the Offering Document, the Company and its subsidiaries hold any material leased real or personal property under valid and enforceable leases with no exceptions that would materially interfere with the use made or proposed to be made thereof by them.

            13. The Company and its subsidiaries possess adequate certificates, authorities or permits issued by appropriate governmental agencies or bodies necessary to conduct the business now operated by them and have not received any notice of proceedings relating to the revocation or modification of any such certificate, authority or permit that individually or in the aggregate would reasonably be expected to have a Material Adverse Effect.

            14. No labor dispute with the employees of the Company or any subsidiary exists or, to the knowledge of the Company, is imminent that would reasonably be expected to have a Material Adverse Effect.

            15. Except as described in the Offering Document, the Company and its subsidiaries own, possess, have the right to use or can acquire on reasonable terms, adequate trademarks, trade names and other rights to inventions, know-how, patents, copyrights, confidential information and other intellectual property (collectively, "INTELLECTUAL PROPERTY RIGHTS") necessary to conduct the business now operated by them, or presently employed by them, and have not received any notice of infringement of or conflict with asserted rights of others with respect to any intellectual property rights that individually or in the aggregate would reasonably be expected to have a Material Adverse Effect.

            16. Except as disclosed in the Offering Document, to the knowledge of the Company, neither the Company nor any of its subsidiaries is in violation of any statute, any rule, regulation, decision or order of any governmental agency or body or any court, domestic or foreign, relating to the use, disposal or release of hazardous or toxic substances or relating to the protection or restoration of the environment or human exposure to hazardous or toxic substances (collectively, "ENVIRONMENTAL LAWS"), owns or operates any real property contaminated with any substance that is subject to any environmental laws, is liable for any off-site disposal or contamination pursuant to any environmental laws, or is subject to any claim relating to any environmental laws, which violation, contamination, liability or claim would individually or in the aggregate have a Material Adverse Effect; and the Company is not aware of any pending investigation which would reasonably be expected to lead to such a claim.

            17. Except as disclosed in the Offering Document, there are no pending actions, suits or proceedings against or affecting the Company, any of its subsidiaries or any of their respective properties that individually or in the aggregate would reasonably be expected to have a Material Adverse Effect, or would materially and adversely affect the ability of the Company, Buffalo or any Subsidiary Guarantor, as appropriate, to perform its obligations under the Operative Documents or the Transaction Documents, or which are otherwise material in the context of the sale of the Offered Securities; and no such actions, suits or proceedings are threatened or, to the Company's knowledge, contemplated.

            18. The financial statements included in the Offering Document present fairly the financial position of (i) the Company and its consolidated subsidiaries and (ii) to the knowledge of the Company, A&T and its consolidated subsidiaries, as of the dates shown and their results of operations and cash flows for the periods shown, and such financial statements have been prepared in conformity with the generally accepted accounting principles in the United States applied on a consistent basis; and the assumptions used in preparing the pro forma financial statements included in the Offering Document provide a reasonable basis for presenting the significant effects directly attributable to the transactions or events described therein, the related pro forma adjustments give appropriate effect to those assumptions and the pro forma columns therein reflect the proper application of those adjustments to the corresponding historical financial statement amounts.


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

            19. Except as disclosed in the Offering Document, since the date of the latest audited financial statements included in the Offering Document there has been no material adverse change, nor any development or event involving a prospective material adverse change, in the condition (financial or other), business, properties or results of operations of the Company and its subsidiaries taken as a whole, and, except as disclosed in or contemplated by the Offering Document, there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock.

            20. Neither the Company nor any Subsidiary Guarantor is an open-end investment company, unit investment trust or face-amount certificate company that is or is required to be registered under Section 8 of the United States Investment Company Act of 1940 (the "INVESTMENT COMPANY ACT"); and neither the Company nor any Subsidiary Guarantor is nor, after giving effect to the offering and sale of the Offered Securities and the application of the proceeds thereof as described in the Offering Document, will be an "investment company" as defined in the Investment Company Act.

            21. No securities of the same class (within the meaning of Rule 144A(d)(3) under the Securities Act) as the Offered Securities or the guarantees of the Subsidiary Guarantors are listed on any national securities exchange registered under Section 6 of the United States Securities Exchange Act of 1934 ("EXCHANGE ACT") or quoted in a U.S. automated inter-dealer quotation system.

            22. Assuming the accuracy of the representations, warranties and agreements of the Initial Purchasers in Section 4 of this Agreement, the offer and sale of the Offered Securities in the manner contemplated by this Agreement will be exempt from the registration requirements of the Securities Act by reason of Section 4(2) thereof and Regulation S thereunder; and it is not necessary to qualify an indenture in respect of the Offered Securities under the United States Trust Indenture Act of 1939, as amended (the "TRUST INDENTURE ACT").

            23. Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf (i) has, within the six-month period prior to the date hereof, offered or sold in the United States or to any U.S. person (as such terms are defined in Regulation S under the Securities
      Act) the Offered Securities or any security of the same class or series as the Offered Securities or (ii) has offered or will offer or sell the Offered Securities (A) in the United States by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) under the Securities Act or (B) with respect to any such securities sold in reliance on Rule 903 of Regulation S under the Securities Act, by means of any directed selling efforts within the meaning of Rule 902(c) of Regulation S. The Company, its affiliates and any person acting on its or their behalf have complied and will comply with the offering restrictions requirement of Regulation S. The Company has not entered and will not enter into any contractual arrangement with respect to the distribution of the Offered Securities except for this Agreement.

            24. KPMG LLP, who have certified certain financial statements of the Company and A&T, whose reports appear in the Offering Document and who have delivered the letters referred to in Section 6(a) hereof, are independent certified public accountants with respect to the Company and its subsidiaries and, to the knowledge of the Company, of A&T, as required by the Securities Act and the Rules and Regulations thereunder.

      3. PURCHASE, SALE AND DELIVERY OF OFFERED SECURITIES. On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Company agrees to sell to the Initial Purchasers, and the Initial Purchasers agree to purchase from the Company, at a purchase price of 97% of the principal amount thereof plus accrued interest from May 11, 1999 to the Closing Date (as hereinafter defined), the principal amount of Offered Securities set forth opposite the name of the several Initial Purchasers in Schedule A hereto.

      The Company will deliver against payment of the purchase price the Offered Securities in the form of one or more permanent global Securities in definitive form (the "Global Securities") deposited with the Trustee as custodian for The Depository Trust Company ("DTC") and registered in the name of Cede & Co., as nominee for DTC. Interests in any permanent global Securities will be held only in book-entry form through DTC, except in the limited circumstances described in the Offering Document. Payment for the Offered Securities shall be made by the Initial Purchasers in Federal (same day) funds by wire transfer to an account maintained by the Escrow Agent at a bank acceptable to CSFBC in connection


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with a closing to be held at the office of Cravath, Swaine & Moore at 9:00 A.M.
(New York time), on May 11, 1999, or at such other time not later than seven full business days thereafter as CSFBC and the Company determine, such time being herein referred to as the "CLOSING DATE", against delivery to the Trustee as custodian for DTC of the Global Securities representing all of the Offered Securities. The Global Securities will be made available for checking at the above office at least 24 hours prior to the Closing Date.

      4. REPRESENTATIONS BY INITIAL PURCHASERS; RESALE BY INITIAL PURCHASERS.

            1. Each Initial Purchaser severally represents and warrants to the Company that it is an "accredited investor" within the meaning of Regulation D under the Securities Act.

            2. Each Initial Purchaser severally acknowledges that the Offered Securities have not been registered under the Securities Act and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons except in accordance with Regulation S or pursuant to an exemption from the registration requirements of the Securities Act. Each Initial Purchaser severally represents and agrees that it has offered and sold the Offered Securities, and will offer and sell the Offered Securities (i) as part of its distribution at any time and (ii) otherwise until the later of the commencement of the offering and the Closing Date, only in accordance with Rule 903 or Rule 144A under the Securities Act ("RULE 144A"). Accordingly, neither such Initial Purchaser nor its affiliates, nor any persons acting on its or their behalf, have engaged or will engage in any directed selling efforts with respect to the Offered Securities, and such Initial Purchaser, its affiliates and all persons acting on its or their behalf have complied and will comply with the offering restrictions requirements of Regulation S.

            3. Each Initial Purchaser severally agrees that it and each of its affiliates or anyone acting on its behalf will not enter into any contractual arrangement with respect to the distribution of the Offered Securities except for any such arrangements with the other Initial Purchasers or affiliates of the other Initial Purchasers or with the prior written consent of the Company.

            4. Each Initial Purchaser severally agrees that it and each of its affiliates will not offer or sell the Offered Securities by means of any form of general solicitation or general advertising, within the meaning of Rule 502(c) under the Securities Act, including, but not limited to (i) any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, or (ii) any seminar or meeting whose attendees have been invited by any general solicitation or general advertising. Each Initial Purchaser severally agrees, with respect to resales to be made in reliance on Rule 144A of any of the Offered Securities, to deliver either with the confirmation of such resale or otherwise prior to settlement of such resale a notice to the effect that the resale of such Offered Securities has been made in reliance upon the exemption from the registration requirements of the Securities Act provided by Rule 144A.

            5. Each Initial Purchaser severally represents and agrees that (i) it has not offered or sold and prior to the date six months after the date of issue of the Offered Securities will not offer or sell any Offered Securities to persons in the United Kingdom except to persons whose ordinary activities involve them in acquiring, holding, managing or disposing of investments (as principal or agent) for the purposes of their businesses or otherwise in circumstances which have not resulted and will not result in an offer to the public in the United Kingdom within the meaning of the Public Offers of Securities Regulations 1995; (ii) it has complied and will comply with all applicable provisions of the Financial Services Act 1986 with respect to anything done by it in relation to the Offered Securities in, from or otherwise involving the United Kingdom; and (iii) it has only issued or passed on and will only issue or pass on in the United Kingdom any document received by it in connection with the issue of the Offered Securities to a person who is of a kind described in Article 11(3) of the Financial Services Act 1986 (Investment Advertisements) (Exemptions) Order 1996 or is a person to whom such document may otherwise lawfully be issued or passed on.

      5. CERTAIN AGREEMENTS OF THE COMPANY. The Company agrees with the several Initial Purchasers that:

            1. The Company will advise CSFBC promptly of any proposal to amend or supplement the Offering Document and will not effect such amendment or supplementation without CSFBC's consent, which consent shall not be unreasonably withheld. If, at any time prior to the completion of the resale of the Offered Securities by the Initial Purchasers, any event occurs as a result of which the Offering Document as then amended or supplemented would include an untrue


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      statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, the Company will promptly notify CSFBC of such event and will promptly prepare, at its own expense, an amendment or supplement which will correct such statement or omission. Neither CSFBC's consent to, nor the Initial Purchasers' delivery to offerees or investors of, any such amendment or supplement shall constitute a waiver of any of the conditions set forth in Section 6.

            2. The Company will furnish to CSFBC copies of the Offering Document and all amendments and supplements to such documents, in each case as soon as available and in such quantities as CSFBC requests, and the Company will furnish to CSFBC on the date hereof three copies of the Offering Document signed by a duly authorized officer of the Company, one of which will include the independent accountants' reports therein manually signed by such independent accountants. At any time when the Company is not subject to Section 13 or 15(d) of the Exchange Act, the Company will promptly furnish or cause to be furnished to CSFBC (and, upon request, to each of the other Initial Purchasers) and, upon request of holders and prospective Initial Purchasers of the Offered Securities, to such holders and purchasers, copies of the information required to be delivered to holders and prospective purchasers of the Offered Securities pursuant to Rule 144A(d)(4) under the Securities Act (or any successor provision thereto) to the extent necessary to permit compliance with Rule 144A in connection with resales by such holders of the Offered Securities. The Company will pay the expenses of printing and distributing to the Initial Purchasers all such documents.

            3. The Company will use its best efforts, in cooperation with the Initial Purchasers, to arrange for the qualification of the Offered Securities for sale and the determination of their eligibility for investment under the laws of such jurisdictions in the United States and Canada as CSFBC designates and will continue such qualifications in effect so long as required for the resale of the Offered Securities by the Initial Purchasers, provided that the Company will not be required to qualify as a foreign corporation or to file a general consent to service of process in any such state.

            4. During the period of five years hereafter, the Company will furnish to CSFBC (and upon request, to each of the other Initial Purchasers), as soon as practicable after the end of each fiscal year, a copy of its annual report to stockholders for such year, if any; and the Company will furnish to CSFBC (and upon request, to each of the other Initial Purchasers) (i) as soon as available, a copy of each description of reports, notices or communications sent to securityholders or, if applicable, filed with foreign regulators or securities exchanges, and
      (ii) from time to time, such other information concerning the Company as CSFBC may reasonably request.

            5. During the period of two years after the Closing Date, the Company will, upon request, furnish to CSFBC (and upon request, to each of the other Initial Purchasers) and any holder of Offered Securities a copy of the restrictions on transfer applicable to the Offered Securities.

            6. During the period of two years after the Closing Date, the Company will not, and will not permit any of its affiliates (as defined in Rule 144 under the Securities Act) to, resell any of the Offered Securities that have been reacquired by any of them.

            7. During the period of two years after the Closing Date, the Company will not be or become, an open-end investment company, unit investment trust or face-amount certificate company that is or is required to be registered under Section 8 of the Investment Company Act.

            8. The Company will pay all expenses incidental to the performance of its obligations under this Agreement, the Indenture and the Escrow Agreement including (i) all expenses in connection with the execution, issue, authentication, packaging and initial delivery of the Offered Securities, the preparation and printing of this Agreement, the Offered Securities, the Offering Document and amendments and supplements thereto, the Indenture, the Escrow Agreement and any other document relating to the issuance, offer, sale and delivery of the Offered Securities; (ii) the cost of qualifying the Offered Securities for trading in The PortalSM Market ("PORTAL") and any expenses incidental thereto; (iii) the cost of any advertising approved by the Company in connection with the issue of the Offered Securities; (iv) for any expenses (including fees and disbursements of counsel) incurred in connection with qualification of the Offered Securities for sale under the laws of such jurisdictions in the United States and Canada as CSFBC in accordance with Section 5(c) hereof designates and the printing of memoranda relating thereto; (v) for any fees charged by investment rating agencies for the rating of the Securities; (vi) for expenses incurred in distributing preliminary offering circulars and the Offering Document (including any amendments and supplements thereto) to the Initial Purchasers and (vii) the fees and expenses of the Trustee, the Escrow Agent and their professional advisors. The Company will also pay or reimburse the Initial Purchasers (to the extent incurred by them) for all travel expenses of the Company's officers and employees and any other expenses of the Company in connection with attending or hosting meetings with prospective purchasers of the Offered Securities from the Initial Purchasers.

            9. In connection with the offering, until CSFBC shall have notified the Company and the other Initial Purchasers of the completion of the resale of the Offered Securities, neither the Company nor any of its affiliates has or will, either alone or with one or more other persons, bid for or purchase for any account in which it or any of its affiliates has a beneficial interest any Offered Securities or attempt to induce any person to purchase any Offered Securities; and neither it nor any of its affiliates will make bids or purchases for the purpose of creating actual, or apparent, active trading in, or of raising the price of, the Offered Securities.

            10. For a period of 180 days after the date of the initial offering of the Offered Securities by the Initial Purchasers, the Company will not offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, any United States dollar-denominated debt securities issued or guaranteed by the Company and having a maturity of more than one year from the date of issue or publicly disclose the intention to make any such offer, sale, pledge or disposition, without the prior written consent of CSFBC. The Company will not at any time offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, any securities under circumstances where such offer, sale, pledge, contract or disposition would cause the exemption afforded by Section 4(2) of the Securities Act or the safe harbor of Regulation S thereunder to cease to be applicable to the offer and sale of the Offered Securities.

            11. The Company will use its best efforts to cause the Offered Securities to become eligible for PORTAL.

      6. CONDITIONS OF THE OBLIGATION OF THE INITIAL PURCHASERS. The obligation of the several Initial Purchasers to purchase and pay for the Offered Securities will be subject to the accuracy of the representations and warranties on the part of the Company herein, to the accuracy of the statements of officers of the Company made pursuant to the provisions hereof, to the performance by the Company of its obligations hereunder and to the following additional conditions precedent:

            1. The Initial Purchasers shall have received a letter, dated the date of this Agreement, of KPMG LLP, independent auditors for the Issuer and A&T, substantially in the form of Exhibit B hereto and acceptable to the Initial Purchasers.

            2. Subsequent to the execution and delivery of this Agreement, there shall not have occurred (i) a change in U.S. or international financial, political or economic conditions or currency exchange rates or exchange controls as would, in the judgment of CSFBC, be likely to prejudice materially the success of the proposed issue, sale or distribution of the Offered Securities, whether in the primary market or in respect of dealings in the secondary market, or (ii) (A) any change, or any development or event involving a prospective change, in the condition (financial or other), business, properties or results of operations of the Company and its subsidiaries, taken as one enterprise, which, in the judgment of CSFBC, is material and adverse and makes it impractical or inadvisable to proceed with completion of the offering or the sale of and payment for the Offered Securities; (B) any downgrading in the rating of any debt securities of the Company by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Securities Act), or any public announcement that any such organization has under surveillance or review its rating of any debt securities of the Company (other than an announcement with positive implications of a possible upgrading, and no implication of a possible downgrading, of such rating); (C) any material suspension or material limitation of trading in securities generally on the New York Stock Exchange, or any setting of minimum prices for trading on such exchange, or any suspension of trading of any securities of the Company on any exchange or in the over-the-counter market; (D) any banking moratorium declared by U.S. Federal or New York authorities; or (E) any outbreak or escalation of major hostilities in which the United States is involved, any declaration of war by Congress or any other substantial national or international calamity or emergency if, in the judgment of CSFBC, the effect of any such outbreak, escalation, declaration, calamity or emergency makes it impractical or inadvisable to proceed with completion of the offering or sale of and payment for the Offered Securities.

            3. The Initial Purchasers shall have received opinions, dated the Closing Date, of Curtis L. Schehr, Esq., general counsel of the Company, that:

                  (i) Based solely on certificates of public officials in the respective jurisdictions, each of the Company and the Subsidiary Guarantors is duly incorporated and is an existing corporation in good standing under the laws of the State of Virginia and is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification and to such counsels' knowledge, it is not necessary for the Company and the Subsidiary Guarantors to be qualified to do business as a foreign corporation in any other jurisdictions;

                  (ii) To the knowledge of such counsel, the execution, delivery and performance of the Operative Documents and the Transaction Documents, and the issuance and sale of the Offered Securities and compliance with the terms and provisions thereof by the Company, Buffalo and the Subsidiary Guarantors, as appropriate, will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, any statute, rule, regulation or order of any governmental agency or body or any court having jurisdiction over the Company, Buffalo or any Subsidiary Guarantor or any of their properties, or any agreement or instrument to which the Company, Buffalo or any Subsidiary Guarantor is a party or by which the Company, Buffalo or any Subsidiary Guarantor is bound or to which any of the properties of the Company, Buffalo or any Subsidiary Guarantor is subject, or the charter or by-laws of the Company, Buffalo or any Subsidiary Guarantor; and

                  (iii) To the knowledge of such counsel, and except as
            described in the Offering Document, there are no pending actions, suits or proceedings against or affecting the Company, any of its subsidiaries or any of their respective properties that individually or in the aggregate would reasonably be expected to have a Material Adverse Effect, or would materially and adversely affect the ability of the Company, Buffalo or any Subsidiary Guarantor, as appropriate, to perform its obligations under the Operative Documents or the Transaction Documents; and to the knowledge of such counsel, no such actions, suits or proceedings are threatened or contemplated.

            4. The Initial Purchasers shall have received opinions, dated the Closing Date, of McGuire Woods Battle & Boothe LLP, Virginia counsel to the Company and the Subsidiary Guarantors, that:

                  (i) Each of the Company and the Subsidiary Guarantors has been duly incorporated and is an existing corporation in good standing under the laws of the applicable jurisdiction, with corporate power and authority to own its properties and conduct its business as described in the Offering Document; and the Company has the necessary corporate power to authorize, issue and sell, and each Subsidiary Guarantor has the necessary corporate power to guarantee, the Offered Securities as contemplated by this Agreement;

                  (ii) Each of the Operative Documents has been duly authorized by the Company and the Subsidiary Guarantors, as appropriate; and

                  (iii) The Merger Agreement has been duly authorized by the
            Company.

            5. The Initial Purchasers shall have received opinions, dated the Closing Date, of Paul, Weiss, Rifkind, Wharton & Garrison, counsel for the Company and the Subsidiary Guarantors, that:

                  (i) Based solely on certificates of public officials in the respective jurisdictions delivered to such counsel by the Company, each of the Company and each Subsidiary Guarantor has been duly incorporated and is an existing corporation in good standing under the laws of the State of Virginia, and each is duly qualified to do business in the jurisdictions listed on schedule attached to such opinion;

                  (ii) The Indenture has been duly executed and delivered by the
            Company and the Subsidiary Guarantors; the Offered Securities have been duly executed, issued and delivered by the Company and conform in all material respects to the description thereof contained in the Offering Document under the caption "Description of the Notes"; and, assuming due power and authorization by the Company and the Subsidiary Guarantors, the Indenture and the Offered Securities will constitute valid and legally binding obligations of the Company and the Subsidiary Guarantors, enforceable against the Company and the Subsidiary Guarantors in accordance with their terms, except to the extent that enforcement thereof may be limited by (i) bankruptcy, insolvency, fraudulent conveyance or transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights generally and (ii) to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law);

                  (iii) Each of the Registration Rights Agreement and the Escrow
            Agreement has been duly executed and delivered by the Company and the Subsidiary Guarantors, as appropriate; and each of the Registration Rights Agreement and the Escrow Agreement conforms in all material respects to the descriptions thereof contained in the Offering Document under the caption "Description of the Notes" and, assuming due power and authorization by the Company and the Subsidiary Guarantors, constitutes a valid and legally binding obligation of the Company and the Subsidiary Guarantors, as appropriate, enforceable in accordance with its terms, except (A) to the extent that enforcement thereof may be limited by (i) bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights generally and (ii) general principles of equity (regardless of whether enforceability is considered in proceeding in equity or at law) and (B) with respect to the Registration Rights Agreements, any rights to indemnity and contribution may be limited by Federal and state securities laws and public policy considerations;

                  (iv) This agreement has been duly executed and delivered by the Company and the Subsidiary Guarantors;

                  (v) Neither the Company nor any Subsidiary Guarantor is nor,
            after giving effect to the offering and sale of the Offered Securities and the application of the proceeds thereof as described in the Offering Document, will be required to be registered as an investment company under the Investment Company Act of 1940;

                  (vi) No consent, approval, authorization or order of, or
            filing with, any executive, legislative, judicial, administrative or regulatory body of the United States of America which has not been obtained, taken or made under the laws, rules and regulations of the United States of America which in such counsel's experience are normally applicable to the transactions of the type contemplated by this Agreement (the "Applicable Law") is required for the consummation of the transactions contemplated by this Agreement, the Escrow Agreement, the Registration Rights Agreement or the Indenture for the issuance or sale of the Offered Securities by the Company, except such as may be required under state securities laws;

                  (vii) The execution, delivery and performance of the Operative
            Documents, and the issuance and sale of the Offered Securities and compliance with the terms and provisions thereof by the Company and its Subsidiary Guarantors, as appropriate, will not (i) violate Applicable Law, except where the violation would not have a Material Adverse Effect, (ii) breach or result in a default under any agreement or instrument listed in Schedule C hereto, or (iii) result in a violation of the charter or by-laws of the Company or any Subsidiary Guarantor certified by the Company as in effect on the date of the opinion;

                  (viii) The description of the Merger Agreement contained in the Offering Document fairly summarize the terms of the Merger Agreement in all material respects;

                  (ix) Assuming the accuracy of the representations, warranties and agreements of the Company (other than the representation and warranty in Section 2(v) of this

            Agreement), the Subsidiary Guarantors and the Initial Purchasers contained in this Agreement, (i) the offer, sale and delivery of the Offered Securities by the Company to the Initial Purchasers pursuant to this Agreement and (ii) the resales of the Offered Securities by the Initial Purchasers in the manner contemplated by the Offering Document and this Agreement are exempt from the registration requirements of the Securities Act and it is not necessary to qualify an indenture in respect thereof under the Trust Indenture Act; and

                  (x) Such counsel has participated in the preparation of the
            Offering Document and, although it has not undertaken to investigate or verify independently, and does not assume responsibility for, the accuracy or completeness of the statements contained therein (other than as explicitly stated in paragraphs (ii) and (iii) above), based upon such participation, no facts have come to its attention to lead it to believe that the Offering Document or any amendment or supplement (except for the financial statements, financial statement schedules and other financial or statistical data included or incorporated by reference in or omitted from those documents, as to which it expresses no such belief), at the time the Offering Document was issued or on the date of the opinion, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

            6. The Initial Purchasers shall have received from Cravath, Swaine & Moore, counsel for the Initial Purchasers, such opinion or opinions, dated the Closing Date, with respect to the incorporation of the Company, the validity of the Offered Securities, the Offering Document, the exemption from registration for the offer and sale of the Offered Securities by the Company to the several Initial Purchasers and the resales by the several Initial Purchasers as contemplated hereby and other related matters as CSFBC may require, and the Company shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters. In rendering such opinion, Cravath, Swaine & Moore may rely as to the incorporation of the Company and all other matters governed by Virginia law upon the opinion of McGuire Woods Battle & Boothe LLP referred to above.

            7. The Initial Purchasers shall have received a certificate, dated the Closing Date, of the President or any Vice President and a principal financial or accounting officer of the Company and the Subsidiary Guarantors in which such officers, to the best of their knowledge after reasonable investigation, shall state that the representations and warranties of the Company in this Agreement are true and correct, that the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date, and that, subsequent to the date of the most recent financial statements in the Offering Document, there has been no material adverse change, nor any development or event involving a prospective material adverse change, in the condition (financial or other), business, properties or results of operations of the Company and its subsidiaries taken as one enterprise except as set forth in or contemplated by the Offering Document or as described in such certificate.

            8. The Initial Purchasers shall have received a letter, dated the Closing Date, of KPMG LLP which meets the requirements of subsection (a) of this Section, except that the specified date referred to in such subsection will be a date not more than three business days prior to the Closing Date for the purposes of this subsection.

            9. The Company shall execute and deliver the Registration Rights Agreement and the Escrow Agreement and deposit the amounts required in the Escrow Agreement into an escrow account, pursuant to the terms of the Escrow Agreement.

            10. The Initial Purchasers shall have received the necessary waivers with respect to any default under its existing senior credit facility.

      The Company will furnish the Initial Purchasers with such conformed copies of such opinions, certificates, letters and documents as the Initial Purchasers reasonably request. CSFBC may in its sole discretion waive on behalf of the Initial Purchasers compliance with any conditions to the obligations of the Initial Purchasers hereunder.

      7. INDEMNIFICATION AND CONTRIBUTION. (a) The Company and the Subsidiary Guarantors will jointly and severally indemnify and hold harmless each Initial Purchaser, its directors and officers and each person, if any, who controls such Initial Purchaser within the meaning of
Section 15 of the Securities Act against any losses, claims, damages or liabilities, joint or several, to which such Initial Purchaser may become subject, under the Securities Act or the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any breach of any of the representations and warranties of the Company contained herein or any untrue statement or alleged untrue statement of any material fact contained in the Offering Document, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, including any losses, claims, damages or liabilities arising out of or based upon the Company's failure to perform its obligations under Section 5(a) of this Agreement, and will reimburse each Initial Purchaser for any legal or other expenses reasonably incurred by such Initial Purchaser in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; PROVIDED, HOWEVER, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with written information furnished to the Company by any Initial Purchaser through CSFBC specifically for use therein, it being understood and agreed that the only such information consists of the information described as such in subsection (b) below; and PROVIDED FURTHER, HOWEVER, that the foregoing indemnity with respect to the preliminary offering circular shall not inure to the benefit of the Initial Purchaser from whom the person asserting any such losses, claims, damages, liabilities or actions in respect thereof purchased Offered Securities to the extent that such losses, claims, damages, liabilities or actions in respect thereof of such Initial Purchaser result from a fact that such Initial Purchaser sold Offered Securities to a person in an initial resale to whom there was not sent or given, at or prior to the written confirmation of the sale of such Offered Securities, a copy of the offering circular (as amended or supplemented), if the Company had previously furnished a copy of such amendments or supplements to such Initial Purchaser, and the losses, claims, damages, liabilities or actions in respect thereof of such Initial Purchaser result from an untrue statement or omission of a material fact contained in the preliminary offering circular, which was corrected in the offering circular.

      (b) Each Initial Purchaser will severally and not jointly indemnify and hold harmless the Company, the Subsidiary Guarantors, their directors and officers and each person, if any, who controls each of the Company or any Subsidiary Guarantor within the meaning of Section 15 of the Securities Act, against any losses, claims, damages or liabilities to which the Company may become subject, under the Securities Act or the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Offering Document, or any amendment or supplement thereto, or arise out of or are based upon the omission or the alleged omission to state therein a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such Initial Purchaser through CSFBC specifically for use therein, and will reimburse any legal or other expenses reasonably incurred by the Company or any Subsidiary Guarantor in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred, it being understood and agreed that the only such information furnished by any Initial Purchaser consists of the following information in the Offering Document: the information contained in the third paragraph, the second sentence of the sixth paragraph, the seventh paragraph and the last paragraph of "Plan of Distribution".

      (c) Promptly after receipt by an indemnified party under this Section 7 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under subsection (a) or (b) above, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party (i) will not relieve it from any liability under subsection (a) or (b) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses and
(ii) will not, in any event, relieve the indemnifying party from any liability which it may have to any indemnified party otherwise than under subsection (a) or (b) above. In case any such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section 7 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement includes an unconditional release of such indemnified party from all liability on any claims that are the subject matter of such action and does not include a statement as to any admission of fault, culpability or failure to act by or on behalf of any Indemnified Party.

      (d) If the indemnification provided for in this Section 7 is unavailable or insufficient to hold harmless an indemnified party under subsection (a) or
(b) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in subsection (a) or (b) above (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Subsidiary Guarantors on the one hand and the Initial Purchasers on the other from the offering of the Offered Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Subsidiary Guarantors on the one hand and the Initial Purchasers on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities as well as any other relevant equitable considerations. The relative benefits received by the Company and the Subsidiary Guarantors on the one hand and the Initial Purchasers on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the total discounts and commissions received by the Initial Purchasers from the Company under this Agreement. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or any Subsidiary Guarantors or the Initial Purchasers and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this subsection (d). Notwithstanding the provisions of this subsection (d), no Initial Purchaser shall be required to contribute any amount in excess of the amount by which the total price at which the Offered Securities purchased by it were resold exceeds the amount of any damages which such Initial Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. The Initial Purchasers' obligations in this subsection (d) to contribute are several in proportion to their respective purchase obligations and not joint.

      (e) The obligations of the Company and the Subsidiary Guarantors under this Section 7 shall be in addition to any liability which the Company and the Subsidiary Guarantors may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Initial Purchaser within the meaning of the Securities Act or the Exchange Act; and the obligations of the Initial Purchasers under this Section 7 shall be in addition to any liability which the respective Initial Purchasers may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act.

      8. DEFAULT OF INITIAL PURCHASERS. If any Initial Purchaser or Initial Purchasers default in their obligations to purchase Offered Securities hereunder and the aggregate principal amount of Offered Securities that such defaulting Initial Purchaser or Initial Purchasers agreed but failed to purchase does not exceed 10% of the total principal amount of Offered Securities, CSFBC may make arrangements satisfactory to the Company for the purchase of such Offered Securities by other persons, including any of the Initial Purchasers, but if no such arrangements are made by the Closing Date, the non-defaulting Initial Purchasers shall be obligated severally, in proportion to their respective commitments hereunder, to purchase the Offered Securities that such defaulting Initial Purchasers agreed but failed to purchase. If any Initial Purchaser or Initial Purchasers so default and the aggregate principal amount of Offered Securities with respect to which such default or defaults occur exceeds 10% of the total principal amount of shares of Offered Securities and arrangements satisfactory to CSFBC and the Company for the purchase of such Offered Securities by other persons are not made within 36 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Initial Purchaser or the Company, except as provided in Section
9. As used in this Agreement, the term "Initial Purchaser" includes any person substituted for an Initial Purchaser under this Section. Nothing herein will relieve a defaulting Initial Purchaser from liability for its default.

      9. SURVIVAL OF CERTAIN REPRESENTATIONS AND OBLIGATIONS. The respective indemnities, agreements, representations, warranties and other statements of the Company or its officers and of the several Initial Purchasers set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation, or statement as to the results thereof, made by or on behalf of any Initial Purchaser, the Company or any of their respective representatives, officers or directors or any controlling person, and will survive delivery of and payment for the Offered Securities. If this Agreement is terminated pursuant to Section 8 or if for any reason the purchase of the Offered Securities by the Initial Purchasers is not consummated, the Company shall remain responsible for the expenses to be paid or reimbursed by it pursuant to Section 5 and the respective obligations of the Company and the Initial Purchasers pursuant to Section 7 shall remain in effect. If the purchase of the Offered Securities by the Initial Purchasers is not consummated for any reason other than solely because of the occurrence of any event specified in clause (C), (D) or (E) of Section 6(b)(ii), the Company will reimburse the Initial Purchasers for all out-of-pocket expenses (including fees and disbursements of counsel) reasonably incurred by them in connection with the offering of the Offered Securities.

      10. NOTICES. All communications hereunder will be in writing and, if sent to the Initial Purchasers will be mailed, delivered or telegraphed and confirmed to the Initial Purchasers c/o Credit Suisse First Boston Corporation, Eleven Madison Avenue, New York, N.Y. 10010-3629, Attention: Investment Banking Department--Transactions Advisory Group, or, if sent to the Company, will be mailed, delivered or telegraphed and confirmed to it at 3211 Jermantown Road, Suite 700, Fairfax, VA 22030-2801, Attention: General Counsel, with a copy to Paul, Weiss, Rifkind, Wharton & Garrison, 1285 Avenue of the Americas, New York, NY 10019, Attention: Carl L. Reisner; PROVIDED, HOWEVER, that any notice to an Initial Purchaser pursuant to Section 7 will be mailed, delivered or telegraphed and confirmed to such Initial Purchaser.

      11. SUCCESSORS. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the controlling persons referred to in Section 7, and no other person will have any right or obligation hereunder, except that holders of Offered Securities shall be entitled to enforce the agreements for their benefit contained in the second and third sentences of Section 5(b) hereof against the Company as if such holders were parties thereto.

      12. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement.

      13. APPLICABLE LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.

      The Company, the Subsidiary Guarantors and the Initial Purchasers hereby submit to the non-exclusive jurisdiction of the Federal and state courts in the Borough of Manhattan in The City of New York in any suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

      If the foregoing is in accordance with your understanding of our agreement, kindly sign and return to the Company one of the counterparts hereof, whereupon it will become a binding agreement between the Company, the Subsidiary Guarantors and the several Initial Purchasers in accordance with its terms.

                                    Very truly yours,

                                    ANTEON CORPORATION,


                                    by
                                       -------------------------------------
                                       Name:
                                       Title:


                                    VECTOR DATA SYSTEMS, INC.,


                                    by
                                       -------------------------------------
                                       Name:
                                       Title:


                                    TECHMATICS, INC.,


                                    by
                                       -------------------------------------
                                       Name:
                                       Title:


The foregoing Purchase
Agreement is hereby confirmed
and accepted as of the date first
above written.

CREDIT SUISSE FIRST BOSTON CORPORATION
DEUTSCHE BANK SECURITIES INC.
LEGG MASON WOOD WALKER, INCORPORATED

Acting on behalf of itself and as the Representative of the several Initial Purchasers.

by: CREDIT SUISSE FIRST BOSTON CORPORATION


    by
       -------------------------------------
       Name:
       Title:

                                   SCHEDULE A

                                                      Principal Amount of
Initial Purchaser                                     Offered Securities
-----------------                                     ------------------
Credit Suisse First Boston Corporation............        $ 80,000,000
Deutsche Bank Securities Inc.  ...................        $ 15,000,000

Legg Mason Wood Walker, Incorporated  ............        $  5,000,000
                  Total...........................
                                                         -------------

                                                         $ 100,000,000
                                                         =============

                                   SCHEDULE B

                           FORM OF KPMG COMFORT LETTER

                                   SCHEDULE C

                             AGREEMENTS/INSTRUMENTS

      1. Credit Agreement by and among Anteon Corporation and Vector Data Systems, Inc., as Borrowers, and Mellon Bank, N.A., First Union Capital Markets Group, Nationsbank, N.A. and Deutschebank AG, as Lenders, and Mellon Bank, N.A., as Agent, dated March 18, 1998, as amended by the Joinder Agreement and Amendment No. 1 to Credit Agreement, dated as of May 29, 1998 and as further amended by the Amendment No. 2 to Credit Agreement, dated as of November, 1998, and as further amended by the Amendment No. 3 and Waiver, dated as of May 5, 1999.


                                       18